SMITH BARNEY MUNI FUNDS (the "Fund")
On Behalf of
New York Portfolio
Limited Term Portfolio
Supplement dated February 4, 1999 to
Prospectus dated July 29, 1998

The following information revises and supersedes, as applicable, the information set forth in each Prospectus of the Fund under "Management of the Fund - Portfolio Management."

Commencing February 2, 1999 Joseph Deane assumed responsibility as Portfolio Manager of the New York Portfolio and Peter Coffey assumed responsibility as Portfolio Manager of the Limited Term Portfolio. They are both Managing Directors of
Salomon Smith Barney Inc. and portfolio managers of Mutual
Management Corp.















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